SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 4, 1996

                             Cali Realty Corporation
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             (Exact name of registrant as specified in its charter)


  Maryland                            1-13274                   22-3305147
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(state or other jurisdiction       (Commission                (IRS Employer
     or incorporation)             File Number)           Identification Number)


                 11 Commerce Drive, Cranford , New Jersey 07016
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        Registrant's telephone number, including area code (908) 272-8000


                                       N/A
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          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

                  On November 4, 1996, Cali Realty Corporation (the "Company") completed its acquisition (the "Acquisition") of Harborside Financial Center, a
1.9 million square foot office complex located in Jersey City, New Jersey. In connection with the Acquisition, the Company also acquired 11.3 acres of land fully zoned and permitted for an additional 4.1 million square feet of development. The total cost for the Acquisition of approximately $287,400,000 was financed with mortgage indebtedness of $150,000,000 and with cash of $137,400,000 which was made available through the Company's revolving credit facilities (including its new $80,000,000 revolving credit facility with Prudential Securities Credit Corp.)

                  The foregoing description of the Acquisition, as well as the description of the Acquisition contained in the Company's Current Report on Form 8-k, dated October 24, 1996, are not intended to be complete and are qualified in their entirety by the completed text of the material agreements setting forth the terms of the Acquisition, which material agreements are filed as Exhibits
10.42 through 10.50 hereto and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                  10.42 - Agreement of Purchase and Sale, dated September 11, 1996 , among Plaza One Exchange Place Limited
                           Partnership,   Harborside   Exchange   Place  Limited
                           Partnership,   Plaza   II  and  III   Urban   Renewal
                           Associates, L.P., (Seller) and Cali Realty Corporation (Purchaser).

                  10.43 - Contingent Consideration Agreement, dated November 4, 1996, between Harborside Exchange Place Limited Partnership and Cali Harborside (Fee) Associates L.P.

                  10.44 - Revolving Credit Facility Agreement, dated November 1, 1996, among Cali Realty, L.P., as Borrower, the Lenders parties thereto, and Prudential Securities Credit Corp., as Administrative Agent, in the amount of $80,000,000

                  10.45 - Mortgage Note in the amount of $42,087,513 between Cali Harborside Plaza I (Fee) Associates L.P. and US West Pension Trust Investment Management Company, dated November 4, 1996

                  10.46 - Assignment and Assumption Agreement, dated as of November 4, 1996, among Plaza One Exchange Place Limited Partnership (formerly known as BT Exchange Limited Partnership), Harborside Exchange Place
                           Limited Partnership, Harborside Urban Renewal Associates L.P., Plaza II & III Urban Renewal Associates L.P., Plaza IV Urban Renewal Associates L.P., Plaza V Urban Renewal Associates L.P., Plaza VI Urban Renewal Associates L.P., Cali Harborside (Fee) Associates L.P., Cal-Harbor II & III Urban Renewal Associates L.P., Cal-Harbor IV Urban Renewal
                           Association L.P., Cal-Harbor V Urban Renewal Associates L.P., Cal-Harbor VI Urban Associates Renewal Associates L.P., Cal-Harbor VII Urban Renewal Associates L.P., The Northwestern Mutual Life Insurance Company and Principal Mutual Life Insurance Company

                  10.47 - Management Agreement, dated November 4, 1996, among Cali Harborside (Fee) Associates L.P., Cali Harborside Plaza I (Fee) Associates L.P., Plaza II & III Urban Renewal Associates L.P., Cal-Harbor II & III Urban Renewal Associates L.P., Plaza IV Urban Renewal Associates L.P., Cal-Harbor IV Urban Renewal Associates L.P., Plaza V Urban Renewal Associates, Cal-Harbor V Urban Renewal Associates L.P., Plaza VI Urban Renewal Associates L.P., Cal-Harbor VI Urban Renewal Associates L.P., Harborside Exchange Place Limited Partnership, Cal-Harbor VII Urban Renewal Associates L.P., North Pier Urban Renewal Associates L.P., Cal-Harbor No. Pier Urban Renewal Associates L.P., South Pier Urban Renewal Associates L.P., Cal-Harbor So. Pier Urban Renewal Associates L.P. and Institutional Realty Management, LLC, as Manager.

                  10.48 - Rental Agency Agreement, dated November 4, 1996, among Cali Harborside (Fee) Associates L.P., Cali Harborside Plaza I (Fee) Associates L.P., Plaza II and III Urban Renewal Associates L.P., Cal-Harbor II & III Urban Renewal Associates L.P., Plaza IV Urban Renewal Associates L.P., Cal-Harbor IV Urban Renewal Associates L.P., Plaza V Urban Renewal Associates L.P., Cal-Harbor V Urban Renewal Associates L.P., Plaza VI Urban Renewal Associates L.P., Cal-Harbor VI Urban Renewal Associates L.P., Harborside Exchange Place Limited Partnership, Cal-Harbor VII Urban Renewal Associates L.P., North Pier Urban Renewal Associates L.P., Cal-Harbor No. Pier Urban Renewal Associates L.P., South Pier Urban Renewal Associates L.P., Cal-Harbor So. Pier Urban Renewal Associates L.P. and Institutional Realty Management, LLC, as Rental Agent

                  10.49 - Company Pledge Agreement, dated as of November 1, 1996, between Cali Realty Corporation and Prudential Securities Credit Corp., as Administrative Agent for the Lenders

                  10.50 - Pledge Agreement, dated as of November 1, 1996, between Cali Realty, L.P. and Prudential Securities Credit Corp., as Administrative Agent for the benefit of the Lenders


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Cali Realty Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CALI RELATY CORPORATION



November 18, 1996                  By: /s/ Thomas A. Rizk
                                       -----------------------------------------
                                       Thomas A. Rizk
                                       President and Chief Executive Officer



November 18, 1996                  By: /s/ Barry Lefkowitz
                                       -----------------------------------------
                                       Barry Lefkowitz
                                       Vice President - Finance and
                                       Chief Financial Officer

                                  EXHIBIT INDEX



  Exhibit Number
                                          Exhibit Title

      10.42 Agreement of Purchase and Sale, dated September 11, 1996, among Plaza One Exchange Place Limited Partnership, Harborside Exchange Place Limited Partnership, Plaza II and III Urban Renewal Associates, L.P., (Seller) and Cali Realty Corporation (Purchaser)

      10.43 Contingent Consideration Agreement, dated November 4, 1996, between Harborside Exchange Place Limited Partnership and Cali Harborside (Fee) Associates L.P.

      10.44 Revolving Credit Facility Agreement, dated November 1, 1996, among Cali Realty, L.P., as Borrower, the Lenders parties thereto, and Prudential Securities Credit Corp., as Administrative Agent, in the amount of $800,000,000

      10.45 Mortgage Note in the amount of $42,087,513 between Cali Harborside Plaza I (Fee) Associates L.P. and US West Pension Trust Investment Management Company, dated November 4, 1996

      10.46 Assignment and Assumption Agreement, dated as of November 4, 1996, among Plaza One Exchange Place Limited Partnership (formerly known as BT Exchange Limited Partnership), Harborside Exchange Place Limited Partnership, Harborside Urban Renewal Associates L.P., Plaza II & III Urban Renewal Associates L.P., Plaza IV Urban Renewal Associates L.P., Plaza V Urban Renewal Associates L.P., Plaza VI Urban Renewal Associates L.P., Cali Harborside (Fee) Associates L.P., Cal-Harbor II & III Urban Renewal Associates L.P., Cal-Harbor IV Urban Renewal Association L.P., Cal-Harbor V Urban Renewal Associates L.P., Cal-Harbor VI Urban Associates Renewal Associates L.P., Cali-Harbor VII Urban Renewal Associates L.P., The Northwestern Mutual Life Insurance Company and Principal Mutual Life Insurance Company.

      10.47         Management  Agreement,  dated  November 4, 1996,  among Cali
                    Harborside  (Fee)  Associates  L.P., Cali Harborside Plaza I
                    (Fee)   Associates  L.P.,  Plaza  II  &  III  Urban  Renewal
                    Associates L.P., Cal-Harbor II & III Urban Renewal Associates L.P., Plaza IV Urban Renewal Associates L.P., Cal-Harbor IV Urban Renewal Associates L.P., Plaza V Urban Renewal Associates, Cal-Harbor V Urban Renewal Associates L.P., Plaza VI Urban Renewal Associates L.P., Harborside Exchange Place Limited Partnership, Cal-Harbor VII Urban Renewal Associates L.P., North Pier Urban Renewal Associates L.P., Cal-Harbor No. Pier Urban Renewal Associates L.P., South Pier Urban Renewal Associates L.P., Cal-Harbor So. Pier Urban Renewal Associates L.P. and Institutional Realty Management, LLC, as Manager.

      10.48 Rental Agency Agreement, dated November 4, 1996, among Cali Harborside (Fee) Associates L.P., Cali Harborside Plaza I
                    (Fee) Associates L.P., Plaza II and III Urban Renewal Associates L.P., Cal-Harbor II & III Urban Renewal Assocites L.P., Plaza IV Urban Renewal Associates L.P., Cal-Harbor IV Urban Renewal Associates L.P., Plaza V Urban Renewal Associates L.P., Cal-Harbor V Urban Renewal Associates L.P., Plaza VI Urban Renewal Associates L.P., Cal-Harbor VI Urban Renewal Associates L.P., Harborside Exchange Place Limited Partnership, Cal-Harbor VII Urban Renewal Associates L.P., North Pier Urban Renewal Associates L.P., Cal-Harbor No. Pier Urban Renewal Associates L.P., South Pier Urban Renewal Associates L.P., Cal-Harbor So. Pier Urban Renewal Associates L.P., and Institutional Realty Management, LLC, as Rental Agent.

      10.49 Company Pledge Agreement, dated as of November 1, 1996, between Cali Realty Corporation and Prudential Securities Credit Corp., as Administrative Agent for the Lenders

      10.50 Pledge Agreement, dated as November 1, 1996, between Cali Realty, L.P. and Prudential Securities Credit Corp., as Administrative Agent for the benefit of the Lenders.